SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 11, 2011

DYNEGY INC.
DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation)	001-33443 000-29311 (Commission File Number)	20-5653152 No. 94-3248415 (I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 11, Dynegy Inc. (“Dynegy”) issued a press release announcing that the Special Committee of the Board of Directors of Dynegy (the “Special Committee”) has issued an open letter to stockholders, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

On February 11, Dynegy issued a presentation, which is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Document

99.1	Press release issued by Dynegy Inc. on February 11, 2011, including an open letter to stockholders from the Special Committee of the Board of Directors of Dynegy Inc.

99.2	Investor Presentation, dated February 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: February 11, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: February 11, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release issued by Dynegy Inc. on February 11, 2011, including an open letter to stockholders from the Special Committee of the Board of Directors of Dynegy Inc.

99.2	Investor Presentation, dated February 11, 2011.